UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2003
Date of Report
(date of earliest event reported)

SOCKET COMMUNICATIONS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

37400 Central Court
Newark, CA 94560
(Address of principal executive offices, including zip code)

(510) 744-2700
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

On June 9, 2003, Socket Communications, Inc. (the "Company") announced that the Company's common stock will be relisted for trading on the Nasdaq National Market at the opening of trading on June 9, 2003. The Company's common stock has been trading on the Nasdaq SmallCap Market since December 16, 2002 after being delisted from the Nasdaq National Market for failure to meet continued listing requirements. The Company's press release, dated June 9, 2003, relating to the NASDAQ notification is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number	Description
-----------------------	------------------------------------------------------------------------------------
99.1	Press Release dated June 9, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET COMMUNICATIONS, INC.
(Registrant)

Date: June 9, 2003	By:	/s/ David W. Dunlap
David W. Dunlap Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
--------------------------	--------------------------------------------------------------------------------
99.1	Press Release dated June 9, 2003.